    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 1998

                                                       Registration No. 33-58729

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       to

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      Under

                           THE SECURITIES ACT OF 1933

                                   ----------

                               PIMCO ADVISORS L.P.
             (Exact name of registrant as specified in its charter)

            Delaware                                             06-1349805
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                       800 Newport Center Drive, Suite 100
                         Newport Beach, California 92660
                                 (714) 717-7022
                        (Address, including zip code, and
                     telephone number, including area code,
                  of registrant's principal executive offices)

                                   ----------

              PIMCO ADVISORS L.P. 1994 CLASS B LP UNIT OPTION PLAN
                              (Full title of Plan)

                                   ----------

             Kenneth M. Poovey                            Copy to:
Executive Vice President and General Counsel           David C. Flattum
            PIMCO Advisors L.P.                        Latham & Watkins
    800 Newport Center Drive, Suite 100        650 Town Center Drive, Suite 2000
      Newport Beach, California 92660             Costa Mesa, California 92626
               (714) 717-7022                            (714) 540-1235
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

================================================================================

          If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [X] FORM S-8 (FILE NO. 33-58729).


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                               PIMCO ADVISORS L.P.

      POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT ON FORM S-8

        This Post-Effective Amendment No. 1 to Registration Statement on Form S-8 is being filed pursuant to Rule 462(c) of the Securities Act of 1933, as amended, to de-register an aggregate of 246,533 Class B units of limited partner interest of PIMCO Advisors L.P. (the "Registrant") previously registered by the Registrant pursuant to a Registration Statement on Form S-8 (File No. 33-58729) filed with the Securities Exchange Commission (the "Commission") on April 20, 1995. The Registrant hereby incorporates by reference into this Registration Statement the information contained in the Registrant's Registration Statement on Form S-8 (File No. 33-58729) filed with the Commission on April 20, 1995.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment to its Registration Statement on Form S-8 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport Beach, State of California, on this 30th day of January 1998.

                                                  PIMCO ADVISORS L.P.

                                                  /s/ WILLIAM D. CVENGROS
                                                  ----------------------------
                                                  William D. Cvengros
                                                  Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

              Signature                                 Title                                  Date
              ---------                                 -----                                  ----

     /s/ WILLIAM D. CVENGROS                        Board Member,                        January 30, 1998
------------------------------------           Chief Executive Officer
         William D. Cvengros                (Principal Executive Officer)

                  *                            Senior Vice President,                    January 30, 1998
------------------------------------           Chief Financial Officer
         Robert M. Fitzgerald            (Principal Financial and Accounting
                                                      Officer)

                  *                                 Board Member                         January 30, 1998
------------------------------------
         Walter E. Auch, Sr.

                  *                                 Board Member                         January 30, 1998
------------------------------------
            David B. Breed

                  *                                 Board Member                         January 30, 1998
------------------------------------
         Donald A. Chiboucas

                  *                                 Board Member                         January 30, 1998
------------------------------------
           Walter B. Gerken

                  *                                 Board Member                         January 30, 1998
------------------------------------
           William H. Gross

                  *                                 Board Member                         January 30, 1998
------------------------------------
           Brent R. Harris

                  *                                 Board Member                         January 30, 1998
------------------------------------
           Donald R. Kurtz

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



                                                    Board Member                         January __, 1998
------------------------------------
            George A. Long

                  *                                 Board Member                         January 30, 1998
------------------------------------
          James F. McIntosh

                                                    Board Member                         January __, 1998
------------------------------------
         Kenneth H. Mortenson

                  *                                 Board Member                         January 30, 1998
------------------------------------
       William F. Podlich, III

                  *                                 Board Member                         January 30, 1998
------------------------------------
           Glenn S. Schafer

                  *                                 Board Member                         January 30, 1998
------------------------------------
           Thomas C. Sutton

                  *                                 Board Member                         January 30, 1998
------------------------------------
       William S. Thompson, Jr.

                                                    Board Member                         January __, 1998
------------------------------------
          Benjamin L. Trosky

* By: /s/ WILLIAM D. CVENGROS
      ------------------------------
          William D. Cvengros
          Attorney-in-fact

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